UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2025 (May 8, 2025)
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REYNOLDS CONSUMER PRODUCTS INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39205	45-3464426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 879-5067
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REYN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2025, Reynolds Consumer Products Inc. (the “Company”) accepted the resignation of Rachel Bishop, the Company’s President of Hefty Tableware, effective June 30, 2025 (the “Termination Date”), to pursue other opportunities. In connection with Ms. Bishop’s resignation, the Company and Ms. Bishop entered into a Separation Agreement and Release of All Claims, dated as of May 8, 2025 (the “Separation Agreement”), which provides that Ms. Bishop will receive the following in connection with employment termination: (i) cash severance in the amount of her annual base salary of $577,000, payable over the 12 months following the Termination Date in accordance with the Company’s normal payroll schedule; (ii) a prorated payment under the Company’s 2025 annual incentive plan, based on actual performance in 2025, as determined by the Compensation, Nominating and Corporate Governance Committee of the Company’s Board of Directors in early 2026, with the proration to be based on Ms. Bishop’s eligible earnings from January 1, 2025 through May 31, 2025; (iii) the vesting on February 1, 2026 of a prorated portion of the restricted stock units (“RSUs”) and performance stock units (“PSUs”) held by Ms. Bishop, which prorated number of RSUs is 2,876 and prorated number of PSUs is 22,737; and (iv) 12 months of outplacement services and company-paid COBRA benefits if elected by Ms. Bishop.
The foregoing description of the Separation Agreement is a summary and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On May 14, 2025, the Company issued a press release related to senior leadership changes. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Release of All Claims, dated as of May 8, 2025, between Reynolds Consumer Products LLC and Rachel Bishop
99.1	Press Release issued by Reynolds Consumer Products Inc. on May 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025

REYNOLDS CONSUMER PRODUCTS INC.

	By:	/s/ Jill Barnett
Jill Barnett
Chief Legal Officer